Financial Instruments and Fair Value Measurements - Summary of Activity for Liabilities with Level 3 Inputs (Details) - Level 3 - Recurring Basis - Contingent consideration - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance	$ (23,593)	$ (162,160)
Additions from acquisitions	(507)	(3,223)
Payments	0	141,790
Balance	$ (24,100)	$ (23,593)